Exhibit 99.3
SIGNATURE GOVERNMENT SOLUTIONS, LLC
FINANCIAL STATEMENTS
For the Period from Commencement of Operations
(September 1, 2009) through
December 31, 2009

Mayer Hoffman McCann P.C. An Independent CPA Firm Goldstein Lewin Division
To the Member
SIGNATURE GOVERNMENT SOLUTIONS, LLC
We have audited the accompanying balance sheet of Signature Government Solutions, LLC (a limited liability company) as of December 31, 2009, and the related statements of income, changes in member’s equity and cash flows for the period from commencement of operations (September 1, 2009) through December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Signature Government Solutions, LLC as of December 31, 2009, and the results of its operations and its cash flows for the period from commencement of operations (September 1, 2009) through December 31, 2009, in conformity with U.S. generally accepted accounting principles.
As discussed in Note 1, these financial statements include transactions with Signature Government Solutions, LLC’s parent company, Signature Consultants, LLC. As a result of these related party transactions, Signature Government Solutions, LLC’s financial statements may not be indicative of the financial position, results of operations or cash flows that would have resulted had Signature Government Solutions, LLC been a separate stand-alone entity during the entire period presented.
Boca Raton, Florida
October 29, 2010

1675 N. Military Trail, Fifth Floor	1 East Broward Blvd., Suite 700
Boca Raton, Florida 33486	Ft. Lauderdale, Florida 33301
Ph: 561.994.5050 Fx: 561.241.0071	Ph: 954.429.8555
www.mhm-pc.com	(Send reply to Boca office)

SIGNATURE GOVERNMENT SOLUTIONS, LLC
BALANCE SHEET
December 31, 2009

ASSETS
Current assets:
Cash	$30,547
Accounts receivable, net of allowance for uncollectible accounts of $123,752	5,599,406
Employee notes receivable	116,750
Due from parent	459,751
Prepaid expenses	6,812

Total current assets	6,213,266

Equipment and leasehold improvements, less accumulated depreciation	109,529

Deposits	18,667

Total assets	$6,341,462

LIABILITIES AND MEMBER’S EQUITY

Current liabilities:
Accounts payable	$93,552
Accrued expenses	675,495

Total current liabilities	769,047

Member’s equity	5,572,415

Total liabilities and member’s equity	$6,341,462

See Notes to Financial Statements

SIGNATURE GOVERNMENT SOLUTIONS, LLC
STATEMENT OF INCOME
For the Period from Commencement of Operations (September 1, 2009)
Through December 31, 2009

Revenue	$10,970,939

Cost of revenue	7,471,171

Gross profit	3,499,768

Operating expenses:
Selling, recruiting and promotion	1,656,391
General and administrative	321,864
Service fees	539,762
Depreciation	17,323

2,535,340

Income from operations	964,428

Other income	6,239

Net income	$970,667

See Notes to Financial Statements

SIGNATURE GOVERNMENT SOLUTIONS, LLC
STATEMENT OF CHANGES IN MEMBER’S EQUITY
For the Period from Commencement of Operations (September 1, 2009)
Through December 31, 2009

Balance, September 1, 2009	$—
Net assets transferred by parent	4,601,748
Net income	970,667

Balance, December 31, 2009	$5,572,415

See Notes to Financial Statements

SIGNATURE GOVERNMENT SOLUTIONS, LLC
STATEMENT OF CASH FLOWS
For the Period from Commencement of Operations (September 1, 2009)
Through December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$970,667
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation	17,323
Provision for bad debts	15,334
Changes in operating assets and liabilities, net of assets and liabilities transferred from parent:
Accounts receivable	(208,179)
Prepaid expenses	10,383
Accounts payable	3,919
Accrued expenses	(207,967)

Net cash flows from operating activities	601,480

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment and leasehold improvements	(7,287)
Increase in employee notes receivable	(103,895)

Net cash flows from investing activities	(111,182)

CASH FLOWS FROM FINANCING ACTIVITIES
Net amount borrowed by parent	(459,751)

Net increase in cash	30,547

Cash — beginning of period	—

Cash — end of period	$30,547

See Notes to Financial Statements

SIGNATURE GOVERNMENT SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
NOTE 1 — NATURE OF OPERATIONS AND BASIS OF PRESENTATION
Nature of Operations
Prior to September 1, 2009, Signature Government Solutions, LLC (“SGS”) operated as a division of Signature Consultants, LLC (“SCL”). On September 1, 2009, SCL was reorganized and certain of its assets and liabilities were transferred, at their respective book values, to three newly formed limited liability companies, including SGS.
SGS, which is a wholly owned subsidiary of SCL, is primarily engaged in providing information technology services and intelligence analysis to the U.S. Government Intelligence Community.
SGS enters into contracts with other government contractors or third party firms. SGS employees are hired for long-term contracts, typically ranging from two to five years, throughout the United States and internationally.
As of December 31, 2009, SGS operated an office in Herndon, Virginia.
Basis of Presentation
The financial statements of SGS reflect the assets, liabilities, revenues and expenses of SGS, as well as allocations of certain corporate general and administrative costs of SCL. The financial information included herein may not necessarily reflect the financial position, results of operations, changes in member’s equity and cash flows of SGS in the future or what they would have been had SGS been a separate stand-alone entity during the entire period presented.
Corporate Overhead Allocations
Certain corporate general and administrative costs of SCL have been allocated to SGS in accordance with a Services Agreement dated September 1, 2009 between SGS and Signature Servco, LLC, which is majority-owned by a member of SCL. These charges include personnel costs for support functions such as accounting and human resources. They also include professional fees, facilities and other costs. These general and administrative costs are allocated to SGS based upon relative sales.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Recently Adopted Accounting Standards
Effective September 1, 2009, SGS adopted the provisions of Accounting Standards Codification (“ASC”) 855 that establishes general standards for accounting and disclosure of events occurring subsequent to the balance sheet date but prior to issuance of the financial statements. See Note 13 for the required disclosures related to subsequent events.

SIGNATURE GOVERNMENT SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Effective September 1, 2009, SGS adopted the provisions of ASC 740-10, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in the tax return. This adoption did not have a material impact on SGS’s financial statements. SGS evaluates its uncertain tax positions, if any, on a continual basis through review of their policies and procedures and discussions with outside experts.
Revenue Recognition and Cost of Revenue
Revenue, as presented on the statement of income, represents services rendered to customers less sales adjustments and allowances. Reimbursements, including those related to travel and out-of-pocket expenses are also included in revenue and equivalent amounts of reimbursable expenses are included in cost of revenue.
SGS recognizes substantially all revenue at the time services are provided and revenue is recorded on a time and material basis when collectability is reasonably assured. In most cases, the consultant is an employee of SGS and all costs of employing the consultant, including payroll and related taxes, insurance costs and reimbursable expenses, are SGS’s responsibility and are included in cost of revenue.
Cash and Cash Equivalents
For the purpose of the statement of cash flows, SGS considers highly liquid money market instruments with an original maturity of three months or less to be cash equivalents.
Receivables and Credit Policies
Accounts receivable are un-collateralized customer obligations due under normal trade terms, generally requiring payment within 30 days from the invoice date. Interest does not accrue on customer balances that are paid after this date.
The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. Management individually reviews all accounts receivable balances and based on an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. A provision for bad debt has been recorded based upon the assessment.
Equipment and Leasehold Improvements
Equipment and leasehold improvements are stated at cost, less accumulated depreciation. Equipment is depreciated using the straight-line method over the respective estimated useful lives. Leasehold improvements are depreciated over the lesser of the length of the related leases or the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged against operations as incurred.

SIGNATURE GOVERNMENT SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Long-Lived Assets
SGS reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of any asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.
Fair Value of Financial Instruments
The carrying amounts of SGS’s financial instruments, including cash and cash equivalents, accounts receivable, employee notes receivable, accounts payable and accrued expenses approximate their fair value due to the short term nature of these assets and liabilities.
Income Taxes
SGS files consolidated federal and state tax returns with SCL. Under the provisions of the Internal Revenue Code, SCL, as a limited liability company, has chosen to be taxed as a partnership. Accordingly, items of income, loss, deduction and credits flow through to the individual owners’ income tax returns and are not taxed at the entity level.
However, certain states in which SCL does business impose state income taxes on statutorily defined allocated revenues or profits at the entity level instead of at the non-resident member level. In these cases, payments to states are recognized by SCL as tax expense. SGS records its share of the consolidated state tax expense, if any, on a separate return basis. During the period from commencement of operations (September 1, 2009) through December 31, 2009, there were no taxes imposed by state taxing authorities that were allocated to SGS.
Advertising
SGS incurs advertising costs in the normal course of its business and expenses them as incurred. Advertising expense for the period from commencement of operations (September 1, 2009) through December 31, 2009 totaled $12,622.

SIGNATURE GOVERNMENT SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
NOTE 3 — EQUIPMENT AND LEASEHOLD IMPROVEMENTS
Equipment and leasehold improvements consist of the following at December 31, 2009:

	Useful Life
	(In Years)

Computer equipment	3 - 5	$9,199
Office furniture and equipment	5 - 7	107,656
Computer software	3	8,010
Leasehold improvements	5	142,073

Less accumulated depreciation		266,938
		157,409

		$109,529

Depreciation expense totaled $17,323 for the period from commencement of operations (September 1, 2009) through December 31, 2009.
NOTE 4 — ACCRUED EXPENSES
Accrued expenses consist of the following at December 31, 2009:

Payroll and related taxes	$398,312
Bonus and profit sharing	235,058
Sales incentives	39,583
Other	2,542

$675,495

NOTE 5 — CREDIT FACILITY CONTINGENCY
During 2005, SCL entered into a credit facility (“Revolving Line”) which was collateralized by all the assets of SCL.
On September 3, 2009, the Revolving Line was amended to include SGS as a co-borrower. Consequently, the assets of SGS are also considered collateral for the Revolving Line. The Revolving Line expires on August 31, 2012. At December 31, 2009, the outstanding borrowings on the Revolving Line amounted to $5,099,524.
The Revolving Line, as amended, requires SCL to meet certain financial covenants, imposes restrictions on securing additional indebtedness and limits the amount of allowable capital expenditures, distributions, and lease payments.

SIGNATURE GOVERNMENT SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
NOTE 6 — RELATED PARTY TRANSACTIONS
As discussed in Note 1, certain corporate general and administrative costs of SCL have been allocated to SGS. For the period from commencement of operations (September 1, 2009) through December 31, 2009 these allocations amounted to $539,762.
Included in accounts payable in the accompanying balance sheet as of December 31, 2009 is $42,907 due to employees for unpaid expense reimbursement.
SGS loans or borrows funds from SCL for working capital purposes. The net balance due from parent as of December 31, 2009 amounted to $459,751.
NOTE 7 — LEASES
SGS leases its office space in Herndon, Virginia under a non-cancelable agreement that expires in February 2011.
At December 31, 2009, annual minimal rental payments pursuant to this facility lease are as follows:

Years Ending December 31,

2010	$125,445
2011	21,009

$146,454

Rent expense for the period from commencement of operations (September 1, 2009) through December 31, 2009 totaled $43,343.
NOTE 8 — CONTINGENCIES
SGS may occasionally be involved in litigation claiming damages for the violation of non-compete agreements as a result of hiring new sales and recruiting professionals and consultants. SGS’s management believes that the outcome of potential claims, if any, would not have a material effect on SGS’s financial position or results of operations.
NOTE 9 — MEMBER’S EQUITY
Effective September 1, 2009, SGS became a single member LLC that has one class of member’s equity. The profit and losses are allocated to the sole member.

SIGNATURE GOVERNMENT SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
NOTE 9 — MEMBER’S EQUITY (CONTINUED)
The assets and liabilities transferred by SCL to SGS on September 1, 2009 consisted of the following:

Accounts receivable, net	$5,406,561
Employee notes receivable	12,855
Prepaid expenses	17,195
Equipment and leasehold improvements, net	119,565
Deposits	18,667

Total assets	5,574,843
Accounts payable and accrued expenses	973,095

Net assets transferred	$4,601,748

NOTE 10 — 401(K) PROFIT SHARING PLAN
SGS participates in the SCL 401(K) profit sharing plan that covers all employees that are at least twenty and one -half years old with entry dates determined by employee classification, but not later than 30 days after employment. Contributions to the plan are at the discretion of the Board of Directors. SGS has made no contributions since inception of the plan.
NOTE 11 — CONCENTRATIONS
As of December 31, 2009 and for the period from commencement of operations (September 1, 2009) through December 31, 2009, three major customers represented the following concentrations:

		Percentage
	Amount	of total
Revenue:
Customer A	$4,338,433	40%
Customer B	2,144,566	20%
Customer C	1,327,495	12%

Accounts Receivable:
Customer A	$2,091,996	37%
Customer B	931,099	17%
Customer C	985,499	18%
SGS maintain its cash balances at high quality financial institutions, which may, at times, exceed federally-insured limits. SGS has not experienced any losses on such accounts.

SIGNATURE GOVERNMENT SOLUTIONS, LLC
NOTES TO FINANCIAL STATEMENTS
NOTE 12 — EMPLOYMENT AGREEMENTS
SGS enters into employment agreements with key members of its management providing for annual bonuses based upon net profits, as defined, as well as for payments under a profit sharing agreement. As of December 31, 2009, SGS has accrued expenses totaling $149,364 and $85,694, respectively, relating to these annual bonus and profit sharing agreements.
NOTE 13 — SUBSEQUENT EVENTS
On August 31, 2010, SCL entered into a third amendment to the Revolving Line to increase the credit facility to $20,000,000 and extend the term to August 31, 2013.
On September 17, 2010, SCL entered into a letter of intent with an unrelated third-party to sell 100% of its membership interest in SGS.
SGS has evaluated subsequent events through October 29, 2010, which is the date the financial statements were available to be issued.